UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 6, 2005
                                                        -----------------


                                   Knoll, Inc.
                                   -----------

             (Exact name of registrant as specified in its charter)


          Delaware                 001-12907                     13-3873847
          --------                 ---------                     ----------

(State or other jurisdiction    (Commission File                (IRS Employer
     of incorporation)               Number)                 Identification No.)

1235 Water Street, East Greenville, Pennsylvania                    18041
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code             (215) 679-7991
                                                               --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
           ------------------------

On September 6, 2005, Knoll, Inc. ("Knoll") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has entered into a fully underwritten commitment letter with UBS Loan Finance LLC, UBS Securities LLC, Bank of America N.A. and Banc of America Securities LLC, which provides for a $450 million credit facility, a portion of which would be used to repay the indebtedness under Knoll's existing credit facilities. The closing of the refinancing is subject to the satisfaction of various conditions. In addition, Knoll announced that, subject to the closing of the refinancing, its Board of Directors currently intends to declare and pay quarterly dividends of $0.10 per share on its common stock - double its current quarterly dividend. This proposed change in dividend policy will not affect Knoll's previously announced $0.05 per share cash dividend for the third quarter of 2005, which is payable September 30, 2005 to stockholders of record on September 15, 2005.

The information in this report that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

(d) Exhibit 99.1 -- Press Release, dated September 6, 2005.

This exhibit is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Information

This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Knoll, Inc.'s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include risks identified on Knoll's Registration Statement on Form S-1 and other filings with the Securities and Exchange Commission. Many of these factors are outside of Knoll's control.

There can be no assurance that the closing conditions to the proposed refinancing will be satisfied or when or whether the refinancing will be consummated.

The declaration and payment of dividends is subject to the discretion of the Board of Directors and depends on various factors, including Knoll's net income, financial condition, cash requirements, future prospects and other factors deemed relevant by Knoll's Board of Directors. Knoll's ability to pay dividends on its common stock will depend upon, among other things, Knoll's level of indebtedness at the time of the proposed dividend and whether Knoll is in compliance with its then existing credit facilities.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Knoll Inc.


Dated:  September 6, 2005               By:  /s/ Barry L. McCabe
                                            ------------------------------------
                                        Name:   Barry L. McCabe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

99.1                                    Press Release, dated September 6, 2005.